UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2004

National Commerce Financial Corporation

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-6094	62-0784645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Commerce Square, Memphis, Tennessee		38150
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (901) 523-3434

N/A

(Former name or former address, if changed since last report)

ITEM 7.    Financial Statements and Exhibits.

(c)   Exhibits

The following Exhibit is included with this Report:

Exhibit Reference Number	Exhibit Description
99.1	Notice sent to directors and executive officers of National Commerce Financial Corporation.

ITEM 11    Temporary Suspension of Trading under Registrant's Employee Benefit Plan.

This Form 8-K is being filed to comply with the SEC requirement that notice of a covered blackout period under the National Commerce Financial Corporation Investment Plan, the Southbanc Shares, Inc. Employees Savings and Profit Sharing Plan, or the Perpetual Bank, a Federal Savings Bank, Employee Stock Ownership Plan be given to our directors and executive officers and also be furnished to the SEC under cover of Form 8-K. The notice being sent to those persons on August 18, 2004 is being filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL COMMERCE FINANCIAL CORPORATION
By: /s/ M.J.A. "Jekka" Pinckney Name: M.J.A. "Jekka" Pinckney Title: Corporate Secretary

Date: August 18, 2004

EXHIBIT INDEX

Exhibit Reference Number	Exhibit Description
99.1	Notice sent to directors and executive officers of National Commerce Financial Corporation.